UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2018

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32288 (Commission File Number)	13-3971809 (IRS Employer Identification No.)

380 Lackawanna Place, South Orange, New Jersey 07079 (Address of principal executive offices, including ZIP code)

(201) 343-5202 (Registrant’s telephone number, including area code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2018, Nephros, Inc. (the “Company”) appointed Andrew Astor, the Company’s current Chief Financial Officer, to the additional position of Chief Operating Officer. Mr. Astor, age 62, has served as the Company’s Chief Financial Officer since February 2017. Prior to joining the Company, Mr. Astor was most recently President and Chief Financial Officer at Open Source Consulting Group, a growth stage services firm. Previously, he was a Managing Director at Synechron, a global consulting organization, from 2013 to 2015. From 2009 to 2013, he served as Vice President at Asurion, a large, privately-held insurance company. Mr. Astor was co-founder of the software company EnterpriseDB, and served as its CEO from 2004 to 2008. Mr. Astor was Vice President, Strategic Solutions at webMethods, a software firm, from 2002 to 2004 and Vice President of Transactional Products at Dun & Bradstreet from 1998 to 2001. Prior to 1998, Mr. Astor held various roles at American Management Systems, SHL/MCI Systemhouse, and Ernst & Young. Mr. Astor received his Bachelor of Arts in Mathematics from Clark University, and his MBA from The Wharton School at the University of Pennsylvania.

The terms of Mr. Astor’s employment with the Company are set forth in a Letter Agreement dated as of February 10, 2017 (the “Astor Employment Agreement”), which was most recently described in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders (the “Proxy Statement”). The Astor Employment Agreement was not amended in connection with Mr. Astor’s appointment as Chief Operating Officer.

In connection with this appointment, Mr. Astor’s annual base salary was increased to $295,000 effective January 1, 2019. In addition, Mr. Astor is expected to receive a grant of options to acquire 200,000 shares of the Company’s common stock pursuant to the Company’s 2015 Equity Incentive Plan, which options would vest over a four- year period, to be granted at a future meeting of the Company’s Board of Directors.

Other than as previously disclosed by the Company in its Proxy Statement, Mr. Astor has had no transactions with the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: December 19, 2018	By:	/s/ Andrew Astor
Andrew Astor
Chief Financial Officer